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                                                                    EXHIBIT 23.2


                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 27, 2001, except for Note 9, as to which the date is August 7, 2001, in Amendment No. 1 to the Registration Statement on Form S-3 and related Prospectus of Array BioPharma Inc. for the registration of 4,830,000 shares of its common stock.





Denver, Colorado

January 23, 2002                                 /s/ Ernst & Young LLP